UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-55723	44-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15150 Avenue of Science, Suite 200

San Diego, CA 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 605-9055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 15, 2019 and March 20, 2019, Guardion Health Sciences, Inc. (the “Company”) entered into separate securities purchase agreements (the “Purchase Agreements”) pursuant to which the Company issued convertible promissory notes (the “Debentures”) and common stock purchase warrants (the “Warrants”) to two investors in exchange for $250,000 (collectively, the “Private Placement”). The Debentures are convertible into, and the Warrants are exercisable into, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Debentures bear interest at a rate of five percent (5%) per annum, mature on September 30, 2019, and provide for the mandatory conversion of the principal amount and accrued interest of the Debentures into shares of Common Stock (the “Conversion Shares”) at a conversion price equal to the lower of (a) 75% of the price per share of Common Stock of the Company’s initial public offering (the “IPO”) or (b) $2.30 per share of Common Stock (the “Conversion Price”).

Upon the exercise of the Warrant, the holder is entitled to purchase from the Company up to a total number of shares of Common Stock equal to the number of shares of Common Stock that the holder receives in connection with the conversion of the Debenture (the “Warrant Shares”), at an exercise price per share equal to 125% of the Conversion Price (the “Warrant Price”).

Additionally, pursuant to the Purchase Agreements, the Company is obligated to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the "SEC") within two hundred and forty (240) days of the effective date of the Purchase Agreements to allow for the resale of the Warrant Shares and the Conversion Shares.

A copy of the form of Purchase Agreement, the form of Debenture and the form of Warrant are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The securities issued pursuant to the Purchase Agreements were issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) and Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended.

Item 8.01	Other Items

On March 12, 2019, the Company issued a ninety (90) day unsecured promissory note in the principal amount of $100,000 to a lender. The promissory note bears interest at a rate of ten percent (10%) per annum and matures on June 10, 2019.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Purchase Agreement
10.2	Form of Debenture
10.3	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.

By:	/s/ MICHAEL FAVISH
Name: Michael Favish
Title: Chief Executive Officer

Date: March 21, 2019